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                                                                    EXHIBIT 10.2

                    JOINT INVESTMENT ADVISOR MANAGEMENT AGREEMENT


THIS AGREEMENT is made between CAPITAL DIMENSIONS MANAGEMENT COMPANY, INC. ("CDMC"), a Minnesota corporation, and CAPITAL DIMENSIONS VENTURE FUND, INC. ("CDVFI"), a licensee under the Small Business Investment Act of 1958.

                                       RECITALS

A. CDMC has substantial ongoing experience in the management of investments and is staffed by highly experienced managers.

B. CDVFI wishes to enter into a joint agreement with CDMC to provide investment advice and management services.

THE PARTIES AGREE AS FOLLOWS:


                                     ARTICLE ONE
                                       SERVICES

1.1 SERVICES

    CDMC agrees to provide the following services to CDVFI (the "Licensee") as directed by Licensee's management and the Licensee's Board of Directors:

    a)   Assist the Licensee in the evaluation of potential investments;
    b)   Monitor the Licensee's existing portfolio of investments;
    c) Assist with disposal of the Licensee's assets as directed from time to time by the Licensee;
    d)   Provide accounting and administrative services to the Licensee; and
    e) Such other actions and duties as the Licensee's Board of Directors may direct from time to time.


                                     ARTICLE TWO
                                     COMPENSATION

2.1 COMPENSATION

    Compensation to CDMC will be 3% of CDVFI's average assets.

2.2 PAYMENT

    Compensation will be paid by the Licensee to CDMC on a monthly basis upon receipt of an appropriate invoice from CDMC.

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                                    ARTICLE THREE
                                         TERM

3.1 EFFECTIVE DATE

    The Effective Date of this Agreement shall be deemed to be April 1, 1997.

3.2 TERM, RENEWAL

    The term of this Agreement shall be one year, commencing on the Approval Date. This Agreement shall be renewable for additional one-year terms only with the approval of the Licensee's Board of Directors and the Small Business Administration (the "SBA").

3.3 TERMINATION

    The Licensee may terminate this Agreement, without penalty, upon 30 days' written notice.


                                     ARTICLE FOUR
                                    SBA REPORTING

4.1 FINANCIALS

    CDMC shall assist the Licensee in preparing and filing with the SBA annual audited financial statements of the Licensee's operations.

4.2 OFFICERS AND MANAGERS

    Each officer of CDMC who performs services for the Licensee shall file a Statement of Personal History (SBA Form 415A) with the SBA.

4.3 SBA COMPLIANCE

    CDMC shall fully comply with all applicable laws and SBA regulations.


                                     ARTICLE FIVE
                                    MISCELLANEOUS

5.1 SEVERABILITY

    Each provision of this Agreement is intended to be severable. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, the same shall not affect any other provision of this Agreement.

5.2 ASSIGNMENT

    This Agreement will terminate automatically upon assignment by CDMC to any other entity, unless such assignment is approved in advance by the Licensee's Board of Directors and the SBA.


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5.3 FULL DISCLOSURE

    Full disclosure, pursuant to the SBA's regulations, will be provided by CDMC if it performs services directly for any portfolio companies of the Licensee.

5.4 SEPARATE RECORDS

    Separate books, records, and financials shall be maintained by CDMC and CDVFI. Funds, portfolio securities, or other securities of the Licensee shall not be commingled.

5.5 BUSINESS ADDRESS

    The principal places of business of the parties are:

                      Capital Dimensions Management Company Inc.
                                      Suite 335
                                 Two Appletree Square
                          Minneapolis, Minnesota  55425-1637

                        Capital Dimensions Venture Fund, Inc.
                                      Suite 335
                                 Two Appletree Square
                          Minneapolis, Minnesota  55425-1637

5.6 AMENDMENT

    No amendment to any material term of this Agreement shall be effective unless it is reduced to writing, signed by all parties and approved in advance by the SBA and the Licensee's Board of Directors. Any question as to the materiality of an amendment shall be submitted to the SBA for determination of materiality.

The parties have duly executed this Agreement.


                         CAPITAL DIMENSIONS MANAGEMENT COMPANY, INC.

                         By    /s/ Thomas F. Hunt, JR.
                            --------------------------------------------------
                         Title:  President        Date   2/10/97
                                                       -----------------------


                        CAPITAL DIMENSIONS VENTURE FUND, INC.


                        By   /s/ Dean Pickerell
                            --------------------------------------------------
                         Title:  President        Date   2/10/97
                                                       -----------------------


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